UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2012

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Third Coast Sale Agreement

On December 31, 2012, High Sierra Transportation, LLC (“High Sierra Transportation”), an indirect wholly-owned subsidiary of NGL Energy Partners LP (the “Partnership”), entered into a Sale Agreement (the “Sale Agreement”) with Third Coast Towing, LLC (“Third Coast”) and the former owners of Third Coast (the “Selling Members”) pursuant to which High Sierra Transportation acquired all of the limited liability company membership interests of Third Coast (the “Third Coast Acquisition”) in exchange for $43 million in cash. The purchase price may be subject to further adjustment under the terms of the Sale Agreement, including with respect to refinements to the estimated value of the acquired working capital.  In addition, High Sierra Transportation and the Selling Members have agreed to indemnify each other for certain losses, and $4.3 million of the purchase price was deposited into an escrow account at closing to secure the Selling Members’ indemnification obligations under the Sale Agreement.  The Sale Agreement contains customary representations and warranties, covenants and agreements, including with respect to non-competition and non-solicitation by the Selling Members.

The Sale Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.  The above description of the material terms of the Sale Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.1.

Call Agreement

On December 31, 2012, the Partnership entered into a Call Agreement (the “Call Agreement”) with the Selling Members pursuant to which the Selling Members agreed to purchase at least $8 million (or at their option, up to $10 million) of common units of the Partnership at an agreed value of $23.21 per unit in a private placement.  The Selling Members must deliver to the Partnership written notice specifying the common units to be purchased pursuant to the Call Agreement on or prior to January 10, 2013.

The Call Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.  The above description of the material terms of the Call Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Sale Agreement, dated as of December 31, 2012, among High Sierra Transportation, Third Coast and the Selling Members.
4.1	Call Agreement, dated as of December 31, 2012 among the Partnership and the Selling Members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: January 4, 2012		By:	/s/ H. Michael Krimbill
H. Michael Krimbill Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Sale Agreement, dated as of December 31, 2012, among High Sierra Transportation, Third Coast and the Selling Members.
4.1	Call Agreement, dated as of December 31, 2012 among the Partnership and the Selling Members.